Supplement dated July 15, 2013

To

DAVIS SERIES, INC.

Prospectus

dated May 1, 2013

The information in the prospectus concerning Portfolio Managers in the sections entitled “Management” and “Management and Organization” has been amended and restated as follows below:

Portfolio Managers

As of the date of this amendment, the portfolio managers listed below managed a substantial majority of the Fund’s assets.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser

Dwight Blazin	Since December 2001	Vice President, Davis Selected Advisers-NY, Inc.

Christopher Davis	Since January 1999	Chairman, Davis Selected Advisers, L.P.

Danton Goei	Since December 2001	Vice President, Davis Selected Advisers-NY, Inc.

Tania Pouschine	Since July 2003	Vice President, Davis Selected Advisers-NY, Inc.

Management and Organization

Portfolio Managers

Davis Opportunity Fund

Davis Advisors uses a system of multiple Portfolio Managers to manage Davis Opportunity Fund. Under this approach, the portfolio of the Fund is divided into segments managed by individual Portfolio Managers. Christopher Davis is the Portfolio Manager responsible for overseeing and allocating segments of the Fund’s assets to the other Portfolio Managers. The other Portfolio Managers listed below are primarily responsible for the day-to-day management of a substantial majority of the Fund’s assets. In addition, a limited portion of the Fund’s assets are managed by Davis Advisors’ research analysts, subject to review by Christopher Davis and the Portfolio Review Committee. Portfolio Managers decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund’s investment objectives, strategies, and restrictions.

•

Dwight Blazin has managed a segment of Davis Opportunity Fund since December 2001, manages other equity funds advised by Davis Advisors, and also serves as a research analyst for Davis Advisors. Mr. Blazin joined Davis Advisors in August 1997.

•

Christopher Davis has served as the research adviser of Davis Opportunity Fund since January 1999 and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989. As research adviser, Mr. Davis oversees the research analysts of Davis Opportunity Fund and allocates segments of the Fund to each of them to invest.

•

Danton Goei has managed a segment of Davis Opportunity Fund since December 2001, manages other equity funds advised by Davis Advisors, and also serves as a research analyst for Davis Advisors. Mr. Goei joined Davis Advisors in November 1998.

•	Tania Pouschine has managed a segment of Davis Opportunity Fund since July 2003, manages other equity funds advised by Davis Advisors, and also serves as a research analyst for Davis Advisors.

Supplement dated July 15, 2013

To

DAVIS SERIES, INC.

Statement of Additional Information

dated May 1, 2013

The information in the statement of additional information concerning Portfolio Managers has been amended and restated as follows below.

Davis Opportunity Fund

The portfolio managers of Davis Opportunity Fund are Dwight Blazin, Christopher Davis, Danton Goei, and Tania Pouschine. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

The Following Table Reflects Information as of December 31, 2012:

Dollar Range of Fund Shares Owned(1)		Number of RICs(3)	Assets(2) in RICs	Number of OPIV(4)	Assets(2) in OPIV(4)	Number of OA(5)	Assets in OA(5)
Davis Opportunity Fund
C. Davis	Over $1million	20	$14 Billion	11	$470 Million	74	$2.4 Billion
D. Blazin	$100,001 $500,000	1	$5 Million	0	$0	24	$28 Million
D. Goei	$100,001 $500,000	16	$4 Billion	11	$165 Million	59	$254 Million
T. Pouschine	$10,001- $50,000	3	$91 Million	5	$103 Million	26	$73 Million

Kenneth Feinberg’s, Dwight Blazin’s, Danton Goei’s, Tania Pouschine’s, Chandler Spears’, and Keith Sabol’s; compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.